Exhibit 10.4

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is entered into as of             , 20    , by and between Diamond Offshore Drilling, Inc., a Delaware corporation (the “Company”), and                      (the “Indemnitee”).

RECITALS

WHEREAS, competent and experienced persons may be reluctant to serve or continue to serve as directors, managers and/or officers of legal entities or in other capacities unless they are provided with adequate protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of any such entity;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that enhancing the ability of the Company and its direct and indirect subsidiaries to attract and retain qualified persons as directors, managers, and/or officers is in the best interests of the Company, and that the Company should act to assure such persons that there shall be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company;

WHEREAS, as a supplement to and in furtherance of the Company’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”), the Company’s bylaws, as the same may be amended and/or restated from time to time (the “Bylaws”), the organizational documents of any direct or indirect subsidiary of the Company (such organizational documents, together with the Certificate of Incorporation and the Bylaws, the “Constituent Documents”) and the coverage of Indemnitee under the Company’s and/or its subsidiaries’ directors’ and officers’ liability or similar insurance policies from time to time, and to the extent applicable (“D&O Insurance Policies”), it is reasonable, prudent, desirable and necessary for the Company to contractually obligate itself to indemnify, and to pay in advance expenses and losses on behalf of, directors, managers and officers to the maximum extent permitted by applicable law, so that highly experienced and capable persons such as the Indemnitee will serve and continue to serve the Company free from undue concern for unpredictable, inappropriate, or unreasonable legal risks and personal liabilities by reason of the Indemnitee acting in good faith in the performance of the Indemnitee’s duty to the Company;

WHEREAS, this Agreement is not a substitute for, nor does it diminish or abrogate any rights of the Company under the Constituent Documents, the D&O Insurance Policies, or any resolutions or consents adopted related thereto (including any contractual rights of Indemnitee that may exist under any other agreement as those existing or created as a manner of law or otherwise, both as to actions in Indemnitee’s capacity as an Indemnitee, and as to actions in any other capacity); and

WHEREAS, the Company desires to have Indemnitee serve as a director, manager, and/or officer of the Company and/or one of its direct or indirect subsidiaries, as the case may be, and his or her willingness to serve or continue to serve in such capacity is predicated, in substantial part, upon the Company’s willingness to indemnify him or her to the fullest extent permitted by the laws of the state of Delaware and upon the undertakings set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the Indemnitee’s continued service as a director, manager and/or officer of the Company, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement:

(a) A “Change in Control” means a change in control of the Company of a nature that would be required to be reported in response to Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Company is then subject to such reporting requirement; provided, without limitation, that such a change in control shall be deemed to have occurred if: (A) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 thereunder), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such acquisition; (B) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which, members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (C) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

(b) “Disinterested Director” means a director of the Company who is not or was not a material party to the Proceeding in respect of which indemnification is sought by the Indemnitee. Disinterested Directors considering or acting on any indemnification matter under this Agreement or under governing corporate law or otherwise may consider or take action as the Board or may consider or take action as a committee or individually or otherwise.

(c) “Expenses” includes, without limitation, expenses incurred in connection with the defense or settlement of any action, suit, arbitration, alternative dispute resolution mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, attorneys’ fees, witness fees and expenses, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds, or their equivalents), and any expenses of establishing a right to indemnification or advancement under this Agreement, but shall not include the amount of judgments, fines, ERISA excise taxes, penalties, or any amounts paid in settlement by or on behalf of the Indemnitee.

(d) “Independent Counsel” means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent: (i) the Company or the Indemnitee in any manner; or (ii) any other party to the Proceeding giving rise to a request for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement.

(e) “Proceeding” means any action, suit, arbitration, alternative dispute resolution mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, to which the Indemnitee was or is a party or is threatened to be made a party or is otherwise involved in by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, or trustee of the Company or while a director, officer, employee, agent, or trustee of the Company is or was serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity, whether or not the Indemnitee is serving in such capacity at the time any expense, liability, or loss is incurred for which indemnification or advancement can be provided under this Agreement.

2. Service by the Indemnitee. The Indemnitee shall serve and/or continue to serve as a director, manager, and/or officer of the Company faithfully and to the best of the Indemnitee’s ability so long as the Indemnitee is duly elected or appointed and until such time as the Indemnitee’s successor is elected and qualified or the Indemnitee is removed as permitted by applicable law or tenders a resignation in writing. For purposes of Sections 2 through 20, “Company” shall include Diamond Offshore Drilling, Inc. and each of its direct and indirect subsidiaries (whether perpetually in existence, currently in existence, to come into existence, or subsequently dissolved and whether constituting such a subsidiary previously, as of the date hereof, or subsequently).

3. Indemnification and Advancement of Expenses. The Company shall indemnify and hold harmless the Indemnitee, and shall pay to the Indemnitee in advance of the final disposition of any Proceeding all Expenses incurred by the Indemnitee in defending any such Proceeding, to the fullest extent authorized by the General Corporation Law of the State of Delaware (the “DGCL”) as the same exists or may hereafter be amended, all on the terms and conditions set forth in this Agreement. Without diminishing the scope of the rights provided by this Section, the rights of the Indemnitee to indemnification and advancement of Expenses provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification or advancement of Expenses shall be paid to the Indemnitee:

(a) to the extent expressly prohibited by applicable law or the Constituent Documents;

(b) for and to the extent that payment is actually made to the Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, provision of the Constituent Documents, or agreement of the Company or any other company or other enterprise (and the Indemnitee shall reimburse the Company for any amounts paid by the Company and subsequently so recovered by the Indemnitee);

(c) in connection with an action, suit, or proceeding, or part thereof initiated voluntarily by the Indemnitee (including claims and counterclaims, whether such counterclaims are asserted by: (i) the Indemnitee; or (ii) the Company in an action, suit, or proceeding initiated by the Indemnitee), except a judicial proceeding or arbitration pursuant to Section 11 to enforce rights under this Agreement, unless the action, suit, or proceeding, or part thereof, was authorized or ratified by the Board or the Board determines that indemnification or advancement of Expenses is appropriate; or

(d) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act, or any similar successor statute.

4. Action or Proceedings Other than an Action by or in the Right of the Company. Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided in this Section if the Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding (other than an action by or in the right of the Company) by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, or trustee of the Company or while a director, officer, employee, agent, or trustee of the Company is or was serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity. Pursuant to this Section, the Indemnitee shall be indemnified against all expense, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred by the Indemnitee in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

5. Indemnity in Proceedings by or in the Right of the Company. Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided in this Section if the Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director, officer, employee, agent, or trustee of the Company or while a director, officer, employee, agent, or trustee of the Company is or was serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by the Indemnitee in any such capacity. Pursuant to this Section, the Indemnitee shall be indemnified against all expense, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred by the Indemnitee in connection with such Proceeding, but only to the extent permitted by law.

6. Indemnification for Costs, Charges, and Expenses of Successful Party. Notwithstanding any limitations of Sections 3(c), 4, and 5 above, to the extent that the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any Proceeding, or in defense of any claim, issue, or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is otherwise entitled to be indemnified against Expenses, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith.

7. Contribution in the Event of Joint Liability and Partial Indemnification.

(a) In respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall pay, in the first instance, the entire amount of any expense, liability, or loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) of such Proceeding without requiring Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

(b) Without diminishing or impairing the obligations of the Company set forth in the preceding Section 7(a), if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any expense, liability or loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) incurred in connection with any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company shall pay to Indemnitee the entire amount of any such expenses, liabilities, or losses in connection with such Proceeding without requiring Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. Indemnitee shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against the Company.

(c) To the fullest extent permitted by law, the Company will fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by other officers, directors or employees of the Company who may be jointly liable with Indemnitee of any expense, liability or loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) arising from a proceeding.

(d) If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expense, liability, and loss (including judgments, fines, ERISA excise taxes, penalties, amounts paid in settlement by or on behalf of the Indemnitee, and Expenses) actually and reasonably incurred in connection with any Proceeding, or in connection with any judicial proceeding or arbitration pursuant to Section 11 to enforce rights under this Agreement, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such expense, liability, and loss actually and reasonably incurred to which the Indemnitee is entitled.

8. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the maximum extent permitted by the DGCL, the Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf if the Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to the Indemnitee’s service as a director or officer of the Company, in any threatened, pending, or completed action, suit, arbitration, alternative dispute resolution mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, legislative, investigative, or other nature, to which the Indemnitee neither is, nor is threatened to be made, a party.

9. Determination of Entitlement to Indemnification. To receive indemnification under this Agreement, the Indemnitee shall submit a written request to the Chief Executive Officer or the Secretary of the Company1. Such request shall include such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the “Supporting Documentation”). The Secretary of the Company shall promptly advise the Board in writing that the Indemnitee has requested indemnification. The determination of the Indemnitee’s entitlement to indemnification shall be made by the following person or persons who shall be empowered to make such determination: (a) a majority of the Disinterested Directors (including by the Disinterested Director, if there is only one); (b) a majority of a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors; (c) Independent Counsel, if a majority of the Disinterested Directors so directs or there are no Disinterested Directors, in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee; (d) the stockholders of the Company (but only if a majority of the Disinterested Directors determines that the issue of entitlement to indemnification should be submitted to the stockholders for their determination); (e) in the event that a Change in Control has occurred and the Indemnitee so requests (in which case the Disinterested Directors shall be deemed to have so directed), by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee; or (f) as provided in Section 10. In the event the determination of entitlement to indemnification is to be made by Independent Counsel, a majority of the Disinterested Directors shall select

[1]	Note to Company: Please confirm.

the Independent Counsel, but only an Independent Counsel to which the Indemnitee does not reasonably object; provided, however, that if a Change in Control has occurred or there are no Disinterested Directors, the Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board does not reasonably object. Upon failure of the Disinterested Directors (or the Indemnitee, in the event a Change in Control has occurred or there are no Disinterested Directors) to select such Independent Counsel or upon objection by the Indemnitee or Board to the selection of Independent Counsel, such Independent Counsel shall be selected upon application to a court of competent jurisdiction. The determination of the Indemnitee’s entitlement to indemnification shall be made not later than sixty (60) calendar days after receipt by the Company of the written request therefor together with the Supporting Documentation, and unless a contrary determination is made, such indemnification shall be paid in full not later than five (5) calendar days after such determination has been made, or is deemed to have been made pursuant to Section 10. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues, or matters at issue at the time of the determination.

10. Presumptions and Effect of Certain Proceedings.

(a) Except as otherwise expressly provided in this Agreement, the Indemnitee shall be presumed to be entitled to indemnification upon submission of a request for indemnification together with the Supporting Documentation, and thereafter in any determination or review of any determination, and in any suit, arbitration or adjudication, the Company shall have the burden of proof to overcome that presumption, including the burden of proof that the Indemnitee has not met the standard of conduct described above and also the burden of proof on any of the issues which may be material to a determination that the Indemnitee is not entitled to indemnification.

(b) The termination of any Proceeding, or of any claim, issue, or matter therein, by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the Indemnitee to indemnification or create any presumption with respect to any standard of conduct or belief or any other matter which might form a basis for a determination that the Indemnitee is not entitled to indemnification.

(c) With regard to the right to indemnification for Expenses: (i) if and to the extent that the Indemnitee has been successful on the merits or otherwise, in whole or in part, in defense of any Proceeding; (ii) if a Proceeding was terminated without a determination of liability on the part of the Indemnitee with respect to any claim, issue, or matter therein or without any payments in settlement or compromise being made by the Indemnitee with respect to a claim, issue, or matter therein; or (iii) if and to the extent that the Indemnitee was not a party to the Proceeding, the Indemnitee shall be deemed to be entitled to indemnification, which entitlement shall not be defeated or diminished by any determination which may be made pursuant to Section 9.

(d) The Indemnitee shall be presumptively entitled to indemnification in all respects for any act, omission, or conduct taken or occurring which (whether by condition or otherwise) is required, authorized, or approved by any order issued or other action by any commission or governmental body pursuant to any federal statute or state statute regulating the Company or any of its subsidiaries by reason of its status as a public utility or public utility holding company or by reason of its activities as such. To the extent permitted by law, the presumption shall be conclusive on all parties with respect to acts, omissions, or conduct of the Indemnitee if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company or its subsidiaries. No presumption adverse to the Indemnitee shall be drawn with respect to any act, omission, or conduct of the Indemnitee if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company or its subsidiaries taken or occurring in the absence of, or inconsistent with, any order issued or action by any commission or governmental body.

11. Remedies of the Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses; Right to Bring Suit.

(a) In the event that a determination is made pursuant to Section 9 that the Indemnitee is not entitled to indemnification hereunder, or if payment is not timely made following a determination of entitlement to indemnification pursuant to Sections 9 or 10, or if an advancement of Expenses is not timely made pursuant to Section 16, the Indemnitee may at any time thereafter seek an adjudication of his or her entitlement to payment either, at the Indemnitee’s sole option, in an appropriate court of the State of Delaware or any other court of competent jurisdiction. Any such suit or arbitration shall be de novo and the Indemnitee shall not be prejudiced by reason of such adverse determination. The Company shall not oppose the Indemnitee’s right to seek any such adjudication or award in arbitration.

(b) In any suit or arbitration brought by the Indemnitee to enforce a right to indemnification or to an advancement of Expenses hereunder, or in any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 11 or otherwise shall be on the Company. Neither the failure of the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) to have made a determination prior to the commencement of a suit or arbitration regarding whether indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the standard of conduct described above, nor an actual determination by the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) that the Indemnitee has not met the standard of conduct described above shall create a presumption that the Indemnitee has not met the standard of conduct. Neither a failure to make such a determination of entitlement nor an adverse determination of entitlement to indemnification shall be a defense of the Company in a suit or arbitration brought by the Indemnitee or a suit by or on behalf of the Company relating to indemnification or create any presumption that the indemnitee has not met the standard of conduct described above or is otherwise not entitled to indemnification. In any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such Expenses upon a final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that the Indemnitee has not met the standard of conduct described above.

(c) If a determination shall have been made or deemed to have been made, pursuant to Sections 9 or 10, that the Indemnitee is entitled to indemnification, the Company shall be obligated to pay the amounts constituting such indemnification within five (5) calendar days after such determination has been made or deemed to have been made, as required by Section 9, and shall be conclusively bound by such determination, unless: (i) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation; or (ii) such indemnification is prohibited by law, in either case as ultimately determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, or, at the Indemnitee’s sole option, arbitration as provided in Section 11. Notwithstanding the foregoing, the Company may bring suit, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the Indemnitee to receive Indemnification hereunder due to the occurrence of a circumstance described in clause (i) above or a prohibition of law (both of which are herein referred to as a “Disqualifying Circumstance”). In any such suit or arbitration, whether brought by the Indemnitee or the Company, the Indemnitee shall be entitled to indemnification unless the Company can satisfy the burden of proof that indemnification is prohibited by reason of a Disqualifying Circumstance.

(d) the Company shall be precluded from asserting in any suit or arbitration commenced pursuant to Section 11 that the procedures and presumptions or any other provisions of this Agreement are not valid, binding, and enforceable and shall stipulate in any such court or before any such arbitrator or arbitrators that the Company is bound by all the provisions of this Agreement.

12. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other right that the Indemnitee may now or hereafter acquire under any applicable law, agreement, vote of stockholders or Disinterested Directors, the Constituent Documents, any D&O Insurance Policy, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof limits or restricts any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Constituent Documents, the D&O Insurance Policies and this Agreement, it is the intent of the parties hereto that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change. To the extent that a change in the DGCL, whether by statute or judicial decision, narrows the indemnification than would be afforded currently under the Constituent Documents and this Agreement, it is the intent of the parties hereto that such change, to the extent not otherwise prohibited by such law, shall have no effect on this Agreement or the parties’ rights and obligations hereunder. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The Indemnitee is free to proceed under any of the rights available to him or her.

13. Expenses to Enforce Agreement. In the event that the Indemnitee seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Agreement, or is otherwise involved in any adjudication or arbitration with respect to his or her rights under this Agreement, the Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any Expenses actually and reasonably incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings) if the Indemnitee prevails in such judicial adjudication or arbitration, to the fullest extent permitted by law. If it shall be determined in such judicial adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by the Indemnitee in connection with such judicial adjudication or arbitration shall be prorated accordingly. In any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such suit to the extent the Indemnitee has been successful, on the merits or otherwise, in defense of such suit, to the fullest extent permitted by law.

14. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is a director, officer, employee, agent, or trustee of the Company or while a director, officer, employee, agent, or trustee is serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, and shall continue thereafter with respect to any possible claims based on the fact that the Indemnitee was a director, officer, employee, agent, or trustee of the Company or was serving at the request of the Company as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan. This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the Indemnitee’s heirs, executors, and administrators.

15. Notification; Selection of Counsel. Promptly after receipt by the Indemnitee of notice of any Proceeding, the Indemnitee shall, if a request for indemnification or an advancement of Expenses in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company shall not relieve it from any liability or obligation that it may have to the Indemnitee.

(a) Except as otherwise provided in Section 15(b), the Company may, if appropriate, assume the defense of a Proceeding, with legal counsel approved by the Indemnitee, which approval shall not be unreasonably withheld. With respect to a Proceeding, the Company may satisfy its obligations under this Agreement by paying for single counsel for a group of indemnitees, and legal counsel may represent both the Indemnitee and the Company (and/or any other indemnitees entitled to receive advancement of Expenses or indemnification from the Company with respect to such matter), in each case unless: (i) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee or any other such indemnitees; or (ii) under the applicable standards of professional conduct then prevailing, such legal counsel would have a conflict of interest. Any counsel retained in accordance with the preceding sentence shall be approved by the Indemnitee (and any other such indemnitees), by majority vote of indemnitees who are directors, president, or executive vice presidents of the Company, which approval shall not be unreasonably withheld. If the D&O Insurance Policies, or other insurance policies, have a panel counsel requirement that may cover the matter for which advancement of Expenses or indemnification is sought, then such counsel shall be selected from among the panel counsel or other counsel approved by the insurers, unless the Company waives such requirement in writing.

(b) In any Proceeding brought by or in the right of the Company to procure a judgment in its favor, the Indemnitee (and/or any other indemnitees entitled to receive advancement of Expenses or indemnification from the Company with respect to such matter) shall be entitled to select single counsel of their choice to represent such group of indemnitees, and such counsel shall represent the group of indemnitees unless: (i) the Indemnitee or another indemnitee shall have reasonably concluded that there may be a conflict of interest between the Indemnitee or any other such indemnitees; or (ii) under the applicable standards of professional conduct then prevailing, such legal counsel would have a conflict of interest. Counsel for the group of indemnitees shall be selected and approved by majority vote of the indemnitees who are directors, president, or executive vice presidents of the Company, which approval shall not be unreasonably withheld. If the D&O Insurance Policies, or other insurance policies, have a panel counsel requirement that may cover the matter for which advancement of Expenses or indemnification is sought, then such counsel shall be selected from among the panel counsel or other counsel approved by the insurers, unless the Company waives such requirement in writing. The Company shall not be entitled to assume the defense of any Proceeding brought by or in the right of the Company to procure a judgment in its favor.

(c) Notwithstanding any other provision of this Agreement, the Indemnitee shall have the right to employ the Indemnitee’s own counsel in any Proceeding, but, except as set forth in Sections 15(a) or 15(b) hereof, the fees and expenses of such counsel shall be at the expense of the Indemnitee unless: (i) there is a conflict of interest as described above; or (ii) the employment of counsel by the Indemnitee has been authorized by the Company.

(d) Notwithstanding any other provision of this Agreement, the Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company’s written consent. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to the Indemnitee without the Indemnitee’s written consent, or that would directly or indirectly constitute or impose any admission or acknowledgment of fault or culpability with respect to the Indemnitee without the Indemnitee’s written consent. Neither the Company nor the Indemnitee shall unreasonably withhold its consent to any proposed settlement.

(e) Advancement of Expenses. All Expenses incurred by the Indemnitee in defending any Proceeding described in Sections 4 or 5 shall be paid by the Company in advance of the final disposition of such Proceeding at the request of the Indemnitee. To receive an advancement of Expenses under this Agreement, the Indemnitee shall submit a written request to the Chief Executive Officer or the Secretary of the Company. Such request shall reasonably evidence the Expenses incurred or about to be incurred by the Indemnitee and, if required by law at the time of such advancement, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if it shall ultimately be determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is not entitled to be indemnified for such Expenses by the Company as provided by this Agreement or otherwise. The Indemnitee’s undertaking to repay any such amounts is not required to be secured. Each such advancement of Expenses shall be made within twenty (20) calendar days after receipt by the Company of such written request. The Indemnitee’s entitlement to Expenses under this Agreement shall include those incurred in connection with any action, suit, or proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to Section 11 of this Agreement (including the enforcement of this provision) to the extent the court or arbitrator shall determine that the Indemnitee is entitled to an advancement of Expenses hereunder.

16. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not by themselves invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to the Indemnitee to the fullest enforceable extent.

17. Notices. Notices authorized or required by this Agreement may be delivered by hand or reputable third-party overnight courier service and must also be delivered by email. Notices to the Company shall be delivered to: Diamond Offshore Drilling, Inc., 15415 Katy Freeway, Houston, Texas 77094, Attention: Corporate Secretary. Notices to the Indemnitee shall be delivered to:

Address:

Attention:
Email:
Telephone:

with a copy (which shall not constitute notice) to:

Address:

Attention:
Email:
Telephone:

Any such notice will be deemed to have been given on the day of actual delivery thereof.

18. Headings; References; Drafting. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the singular or plural as appropriate. This Agreement shall be interpreted strictly in accordance with its terms, to the maximum extent permissible under governing law, and shall not be construed against or in favor of any party, regardless of which party drafted this Agreement or any provision hereof. For purposes of this Agreement, the connectives “and,” “or,” and “and/or” shall be construed either disjunctively or conjunctively as necessary to bring within the scope of a sentence or clause all subject matter that might otherwise be construed to be outside of its scope and “including” shall be construed as “including without limitation.”

19. Duration of Agreement. This Agreement will continue until and terminate upon the latest of: (a) the expiration of the applicable statute of limitations pertaining to any claim that could be asserted against an Indemnitee with respect to which Indemnitee may be entitled to indemnification or advancement of expenses hereunder; (b) ten (10) years after the date that Indemnitee has ceased to serve as a director, officer, employee, agent, or trustee of the Company or of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, which the Indemnitee served at the request of the Company; or (c) one (1) year after the final termination or resolution of all pending proceedings in respect of which the Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to this Agreement relating thereto, including any and all appeals.

20. Other Provisions.

(a) This Agreement and all disputes or controversies arising out of or related to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of conflicts of laws principles of the State of Delaware.

(b) Notwithstanding any other provision of this Agreement, in the event that the Indemnitee elects, as an alternative to the procedures specified in this Agreement, to follow one of the procedures authorized by applicable corporate law or statute to enforce his or her rights under this Agreement and notifies the Company of his or her election, the Company agrees to follow the procedure so elected by the Indemnitee. If in accordance with the preceding sentence, the procedure therefor contemplated herein or the procedure elected by the Indemnitee in any specific circumstances (or such election by the Indemnitee) shall be invalid or ineffective in bringing about a valid and binding determination of the entitlement of the Indemnitee to indemnification or advancement of Expenses under this Agreement, the most nearly comparable procedure authorized by applicable corporate law or statute shall be followed by the Company and the Indemnitee.

(c) the Company may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit, surety bonds and/or other similar arrangements) to ensure the payment of such amounts as may be necessary to effect indemnification or advancement of Expenses pursuant to this Agreement.

(d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

(e) This Agreement shall not be deemed an employment contract between the Company and any Indemnitee who is an officer of the Company, and, if the Indemnitee is an officer of the Company, the Indemnitee specifically acknowledges that the Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between the Indemnitee and the Company.

(f) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

(g) This Agreement may not be amended, modified, or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, shall preclude any other or further exercise thereof or the exercise of any other right or power.

[Signature pages follow]

IN WITNESS WHEREOF, the Company and the Indemnitee have caused this Agreement to be executed as of the date first written above.

DIAMOND OFFSHORE DRILLING, INC.

By:
Name:
Title:

SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT

INDEMNITEE

By:

Name:

SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT